Long-term investments	12 Months Ended
Dec. 31, 2023
Long-term investments.
Long-term investments

9.Long-term investments

The following table sets forth the changes in the Group’s long-term investments:

Total
RMB
Balance as of December 31, 2021	122,572
Disposal of investments	(972)
Impairment loss of investments	(86,600)
Balance as of December 31, 2022	35,000
Disposal of investment	(35,000)
Balance as of December 31, 2023	—

In 2022, the Group derecognized a long-term investment of RMB1,484 as a result of disposal of Pintec Australia Pty Ltd and its subsidiaries.

In 2022, the Group disposed 52,844 shares it held in an investee with the consideration of RMB2,020 and held 10% of the equity interest in this investee after such disposal. This investment was fully impaired in prior year, thus a gain of RMB2,020 was recognized in year 2022.

In 2023, the Group sold 5% equity interest of Fullerton Credit (Chongqing) Co., Ltd (“Chongqing Fullerton”) for a total cash consideration of RMB35,000, which equals to its carrying value, to a third party. As a result, the Group no longer hold any equity interest in Chongqing Fullerton.

For the years ended December 31, 2021, 2022 and 2023, the Group recognized impairment on long-term investments of nil, RMB86,600 and nil, respectively, due to their recurring operating losses and non-recoverability, that was other-than temporary. For the years ended December 31, 2021, 2022 and 2023, the changes in fair value of private fund were loss of RMB91, nil and nil, respectively.